                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        January 17, 2001
                                                         ----------------


                         American Pacific Corporation
                         ----------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-8137                   59-6490478
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


  3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada         89109
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  (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:     (702) 735-2200
                                                        --------------



                                      N/A
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        (Former Name or Former Address, if Changed Since Last Report.)

     Item 5.  Other Events.
              ------------

     On January 17, 2001, American Pacific Corporation issued the press release annexed as an exhibit hereto, which is incorporated herein by reference.



     Item 7.  Financial Statements, Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.
              --------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

               99.1      Press Release dated January 17, 2001

                                 SIGNATURE
                                 ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                American Pacific Corporation



Dated: January 22, 2001         By: /s/ David N. Keys
                                   ---------------------------------
                                    David N. Keys
                                    Executive Vice President
                                    & Chief Financial Officer



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